Armstrong World Industries Investor Presentation May 2026 Exhibit 99.2

Safe Harbor Statement When we refer to “AWI,” the “Company,” “we,” “our” or “us,” we are referring to Armstrong World Industries, Inc. and its subsidiaries. Disclosures in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, those relating to future financial and operational results, market and broader economic conditions and guidance. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or results, including annual guidance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), including our quarterly report for the three months ended March 31, 2026. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, this presentation includes references to non-Generally Accepted Accounting Principles in the United States (“GAAP”) financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP is included within this presentation and available on the Investor Relations page of our website at www.armstrong.com. The full year guidance in this presentation is effective only as of the date it was given, April 28, 2026, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), adjusted diluted earnings per share (“EPS”) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – impact of adjustments related to the fair value of inventory, third-party professional fees and changes in the fair value of contingent consideration for acquisitions). The Company also excludes all acquisition-related intangible amortization from adjusted net earnings and in calculations of adjusted diluted EPS. Examples of other excluded items have included plant closures, restructuring charges and related costs, impairments, separation costs and other cost reduction initiatives, environmental site expenses and environmental insurance recoveries, endowment level charitable contributions, the impact of defined benefit plan settlements, gains and losses on sales or impairment of fixed assets, and certain other gains and losses. The Company also excludes income/expense from its U.S. Retirement Income Plan (“RIP”) in the non-GAAP results as it represents the actuarial net periodic benefit credit/cost recorded. For all periods presented, the Company was not required to and did not make cash contributions to the RIP based on guidelines established by the Pension Benefit Guaranty Corporation, nor does the Company expect to make cash contributions to the plan in 2026. Adjusted free cash flow is defined as cash from operating and investing activities, adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, environmental site expenses and environmental insurance recoveries. Management's adjusted free cash flow measure includes returns of investment from WAVE and cash proceeds received from the settlement of company-owned life insurance policies, which are presented within investing activities on our consolidated statement of cash flows. Investors should not consider non-GAAP measures as a substitute for GAAP measures. Excluding adjusted diluted EPS, non-GAAP figures are rounded to the nearest million and corresponding percentages are based on unrounded figures. Operating Segments: “MF”: Mineral Fiber, “AS”: Architectural Specialties, “UC”: Unallocated Corporate We define “organic” as total company and/or AS results excluding the impact of the February 2026 acquisition of Event Scape Inc. and Eventscape U.S. Holdings Inc. (collectively, “Eventscape”), the December 2025 acquisition of FGM-Parallel LLC (“Parallel”) and the September 2025 acquisition of Geometrik Manufacturing, Inc. (“Geometrik”). All dollar figures throughout the presentation are in $ millions, except per share data, and all comparisons are versus the applicable prior-year period unless otherwise noted. Figures may not sum due to rounding.

Armstrong World Industries, Inc. An Americas leader in the design and manufacture of innovative interior & exterior architectural applications including ceilings, specialty walls and exterior metal solutions FULL YEAR 2025 CONSOLIDATED RESULTS1 $1,621M Net Sales $7.41 ADJUSTED DILUTED EPS* $346M ADJUSTED FREE CASH FLOW* $555M ADJUSTED EBITDA* EDUCATION 30% TRANSPORTATION 10% OFFICE3 30% RETAIL 10% HEALTHCARE 20% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. | **Based on internal company estimates. | 1. Includes impacts from Unallocated Corporate segment. | 2. Excluding 7 WAVE facilities. | 3. Includes data centers. NYSE AWI Net sales $1,031M Adj. EBITDA* $448M Mineral Fiber Joint Venture Net sales $590M Adj. EBITDA* $108M Architectural Specialties Headquartered in Lancaster, PA For more than 165 years, we have built our business on trust and integrity ~4,000 Employees 24 Operating Facilities2 Key Verticals and contribution to AWI Net Sales**

The Armstrong Purpose Making a positive difference in the spaces where we… LIVE WORK LEARN HEAL PLAY It matters to us, and it matters to our stakeholders

Our workforce will be safe, diverse, inclusive and fulfilled, and we will actively contribute to our local communities. Our electricity will be either directly or indirectly sourced through renewable energy, and we will reduce carbon, GHG waste and water impacts of our products and solutions. We are committed to responsible sourcing and to providing transparency in our products. In addition, we will design our products to minimize waste and pollution, support circularity and contribute to the regeneration of natural systems. Three Pillars guide our sustainability program, each with their own ambitions. We aim to lead a transformation in the design and building of spaces so that occupants, owners, operators and communities can thrive. Our Approach AWI Sustainability Website Additional Resources: 2025 Sustainability Report Healthy and Circular Products Healthy Planet Thriving People and Communities Sustainability is Integral to Our Success

Creating a Differentiated and Focused Building Products Company 1. AWI Net Sales represents AWI on a Continuing Operations (Americas, ceilings and walls only) basis. 2013 2016 2021 2025 Added digital capabilities to better serve our customers Sold international business to focus on the Americas Began expanding AS portfolio with acquisitions Separated from flooring company to focus on ceilings and walls 10% CAGR 6% CAGR 2% CAGR AWI Net Sales1 Pre-Spin Launched innovative energy saving ceilings Completed 14 AS acquisitions between 2017 – 2025 Launched expanded suite of data center solutions

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Focused strategy for consistent, profitable growth Value Creation for Shareholders Why Invest in AWI?

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Focused strategy for consistent, profitable growth Value Creation for Shareholders Why Invest in AWI?

Strong and trusted brand Broadest, most innovative product portfolio Specification excellence through deep and long-standing relationships with architects and designers Large manufacturing scale with strong exclusive distribution partners Operational excellence supporting best-in-class service and quality A culture that fosters empowerment, innovation, teamwork and execution across functional areas Consolidated industry structure with exposure to diverse end markets Large Mineral Fiber installed base (est. at ~40 Billion ft2)* generates stable and repeating repair & remodel demand  Highly specified, high-value products with few  cost-effective substitutes Customers demonstrate brand loyalty; rewarding performance, service and innovation  Ceilings are an integral part of evolving solutions to meet increasing demand for total indoor environmental quality Ceiling and wall solutions matter in designing high-performing spaces Uniquely Positioned to Win in an Attractive Category *Based on internal company estimates. Attractive Category Ceilings and wall category has distinctive attributes in the building products industry Why We Win As the industry leader, AWI is advantageously positioned to win within this category

Diverse End Markets Drive Stability Throughout Cycles *12-to-24-month outlook based on internal company estimates and Dodge data and analytics, excluding indirect tariff-related impacts. | **Based on internal company estimates. 1. According to the Federal Aviation Administration. | 2. Includes data centers. Retail Slightly Negative Lingering headwinds from online shopping balanced by population shifts to suburbs and multi-use in urban areas. Transportation Positive Funding infusion from Infrastructure Investment and Jobs Act totaling $15 billion1 for airports through 2026. Healthcare Slightly Positive Continued growth in hospitals and urgent care centers driven by demographic shifts. Office2 Neutral-to-Improving New construction starts from prior years, increasing back-to-office mandates and data center growth offsetting lingering economic uncertainty. Education Neutral Stable state & local government funding partially offset by demographic trends. % AWI Sales by Vertical** Outlook* Market Insights End Market Vertical Outlook*

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Focused strategy for consistent, profitable growth Value Creation for Shareholders Why Invest in AWI?

Complementary Segments With Strong Profitability *Non-GAAP Measure. Reconciliations provided in the appendix of this presentation. | 1. CAGR represents 2020 to 2025 results. | 2. Based on internal company estimates. | 3. Average Unit Value. Mineral Fiber Segment Consistent AUV3 growth supported by innovation Targeted manufacturing productivity of ~3% annually Diverse verticals and project types lessen cyclicality Equity earnings contribution from WAVE Key Attributes Focused on major renovation and new construction  High design, custom projects for statement spaces  Lower capital requirements Strong growth and margin expansion opportunities Key Attributes $1,031M  2025 Net Sales 44% 2025 Adj. EBITDA Margin* 7%  5-Year Net Sales CAGR1 Architectural Specialties Segment Net Sales by Project Type2 35% Major Reno 35% Repair and Remodel 30% New 50% Major Reno 50% New Net Sales by Project Type2 $590M  2025 Net Sales 18% 2025 Adj. EBITDA Margin* 23%  5-Year Net Sales CAGR1

WAVE leverages the strengths and expertise of both parent companies Successful Joint Venture Creates Important Competitive Advantage Go to market expertise Steel procurement and supply chain management expertise Established in 1992 — 50/50 joint venture North American market leader in ceiling suspension system (grid) and integrated solutions Innovation mindset Over $500 million in sales in 2025 Over $860 million of cash dividends to AWI since 20171 7 U.S. plants2 ~480 employees2 1. Through the year ended December 31, 2025. | 2. As of December 31, 2025.

Together Our Segments Enable the AWI Total Customer Experience AWI is uniquely positioned to efficiently deliver a broad range of innovative, highly-specified solutions to our customers Mineral Fiber Architectural Specialties Specification Leadership Broadest Portfolio of Products Brand Strength Operational Excellence Best-in-Class Distribution Total Customer Experience

AWI is the Supplier of Choice for Large, Complex Projects Adobe North Tower, San Jose, CA Products Specified CISCA Award Winner Check out the full project here! AS: MetalWorks™ Custom Blades AS: Arktura® Vapor® Cluster AS: Turf® Custom Grid AS: Arktura® Vapor® Frequency AS: Tectum® AS: WoodWorks® MF: DesignFlex® WAVE: Axiom® MF: AirAssure®

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Focused strategy for consistent, profitable growth Value Creation for Shareholders Why Invest in AWI?

Focused Strategy That Consistently Drives Value for Stakeholders Market-driven product innovation Acquisitions to build greater market opportunity Enhances our competitive advantage Expands volume and AUV growth potential Creates shareholder value GROWTH STRATEGY EXPECTED OUTCOMES Customer-centric growth initiatives Consistently strong financial performance

New Products and Features Consistently Rewarded by the Market 1. Product Vitality Index represents the percent of total sales from products introduced in the last 5 years. Pre-Spin and Post-Spin refers to the separation from Armstrong Flooring, Inc., completed on April 1, 2016. 2. US and Canada Mineral Fiber Commercial only. Innovation focused on emerging market needs Demonstrated Innovation Focus Proven Ability to Consistently Deliver AUV Growth Product Vitality Index1 Mineral Fiber AUV (Average Unit Value)2 Pre-Spin Post-Spin Aesthetics Acoustics Fire Safety Labor Efficiency 32% 16% 6% CAGR Energy Efficiency Sustainability

Innovation Focus: Reducing Energy Use and Carbon in the Built Environment Energy Savings Case Studies Los Angeles Office Energy Modeling Palm Springs Classroom Case Study Recent Product Launches Ultima® Low Embodied Carbon (LEC) Ceiling Panels Offers 43% reduction2 in embodied carbon using sustainably sourced, wood-generated biochar that sequesters carbon resulting in a lower global warming potential. Templok® Energy Saving Ceiling Panels Improves thermal comfort, reduces heating and cooling needs, and contributes to a more efficient HVAC operation, resulting in a more sustainable, resilient space. May qualify for 40% or 50% U.S. federal tax credit, improving project ROI. Solutions Aligned With Market Needs Deliver Energy Savings Reduce building HVAC costs and energy consumption by as much as 15%1 Achieve Sustainability Goals Reduce embodied and operational carbon emissions for building owners and operators Enable LEED® Credits Contributes to decarbonization- focused credits in multiple areas 1. Cooling energy savings according to research estimates measured in lab tests. Results may vary. | 2. Reduction in cradle-to-gate stages (A1-A3) impacts compared to standard Ultima® Panels.

Innovation Focus: Enabling High-Performance Data Centers Recent Product Launches DynaMax® & DynaMax® LT Structural Grid High‑load structural ceiling systems that support data center infrastructure requirements, including cable management and mechanical systems, while enabling flexible, future‑ready design. DataZone™ Ceiling Panels Supports efficient airflow management and cooling performance in mission‑critical data center environments, with scalable integration into containment and infrastructure systems. Solutions Aligned With Market Needs Multi-Year, Macro-Driven Opportunity Supports long‑term growth driven by increasing demand for resilient digital infrastructure, underpinned by the continued expansion of cloud computing and AI. High-Performance, Scalable Data Center Design Supports higher power and structural loads, improves airflow and cooling efficiency, and enables fast, repeatable deployment across high‑density, multi‑site data center programs. Robust, Differentiated Portfolio Builds on Armstrong’s core strengths in manufacturing and execution of complex, systems‑based solutions for mission‑critical environments. Containment Solutions Optimize airflow and cooling efficiency through integrated hot and cold aisle designs for data center environments, supporting reliable performance and scalable expansion as power densities increase.

Sustainable, Energy Efficient Buildings Description Digital platform to deliver end-to-end ceiling solutions, accessing untouched demand Automated design service to deepen customer relationships, strengthen specifications & lower construction costs Focus on energy saving products, construction efficiency, circularity and IEQ (indoor environmental quality)… a secular tailwind for renovation … including data centers & mission critical buildings Key stakeholders Facility managers, small business owners, DIY Designers, architects, contractors, owners Building owners and occupants, designers, architects, energy service companies, data centers GROWTH IMPACT Volume Repair and Remodel New and Major Reno New, Major Reno, Repair and Remodel AUV Medium High High Strategic Initiatives Support Volume and AUV Growth *Based on internal company estimates. Large Installed Base Provides Sizable Opportunity to Influence Demand Annual Market New Construction* Annual Market Major Reno and Repair and Remodel Volume* STRATEGIC GROWTH INITIATIVES ~40 Billion* ft2 of installed base

Driving Profitable AS Topline Growth Through Both Acquisitions and Market Penetration 23 Acquisitions AWI’s scale and focus drive synergies to enhance profitability and create value EBITDA multiples: ~9x pre-synergy ~6x  post-synergy1 AS Segment Net Sales 22% CAGR 2023, 2024 and 2025 acquisition post-synergies are based on future expected results.

Eventscape Acquisition1 Expands Design and Fabrication Capabilities to More Applications in the Built Environment At-a-Glance Leader in the design, fabrication and installation of custom-built marquee architectural features that elevate how a space is experienced ~150 employees ~$30M sales in 2025 2 production facilities (NYC and Toronto) 1. Armstrong completed the acquisition of Event Scape, Inc. and Eventscape US Holdings, Inc. (collectively, “Eventscape”) in February 2026. Clockwise from left: Royal Bank Plaza, Toronto, ON; Citibank HQ, New York, NY; Fly Condos, Toronto, ON.

Advancing External Metal Capabilities to Unlock an Additional $1B Architectural Specialties Market Opportunity “TAM”: Total Addressable Market. Based on internal company estimates. Prior… Looking forward… ~$1.5B TAM1 Interior Applications Primarily interior metal, wood, felt, glass reinforced gypsum and translucents $2.5B+ TAM1 Interior Applications Exterior Metal 2023 July 2024 December 2025 December

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Focused strategy for consistent, profitable growth Value Creation for Shareholders Why Invest in AWI?

^ Resilient Business Model Creates Value for Shareholders *Non-GAAP measure. See appendix for reconciliation to the nearest GAAP measure. Delivering exceptional results despite a tough macro environment Net Sales ($M) Adjusted EBITDA* ($M) Adj Free Cash Flow* ($M) Adjusted Diluted EPS* 14% 4 Year CAGR 16% 4 Year CAGR 10% 4 Year CAGR $1,107 $1,621 11% 4 Year CAGR

Strong Cash Flow Profile Supports All Capital Allocation Priorities Adj. Free Cash Flow* Adj. Free Cash Flow Conversion*1 ~$1.3B of Adj. Free Cash Flow* generated since 2021 Balanced Approach To Capital Allocation Capital Allocation Priorities Share Repurchases Acquisitions2 CapEx Cash Dividends $202 Reinvesting into the business 1 Strategic acquisitions & partnerships 2 Returning cash to shareholders 3 ($M) *Non-GAAP measure. See appendix for reconciliation to the nearest GAAP measure. | 1. Adj. Free Cash Flow Conversion represents Adjusted Free Cash Flow as a percentage of Adjusted EBITDA. 2. Reflects cash paid for acquisitions, net of or inclusive of cash acquired, and equity investments recorded as a component of cash (used for) provided by investing activities. 2023 excludes the acquisition of software-related intellectual property. $307

Creating Value for Shareholders 1. The performance shown in the chart assumes $100 invested on December 31, 2023 through March 31, 2026, with dividends reinvested, and it should not be considered indicative of future performance. Unique company in an attractive industry Complementary, high performing segments Focused strategy for consistent, profitable growth Strong financial returns AWI Investor Value Proposition AWI vs S&P 500 and Russell 2000 AWI Russell 2000 S&P 500 168 137 123

Expecting strong growth across all key metrics Updated Full Year 2026 Guidance1 Commentary2 $1,745M to $1,785M 8% to 10% YoY Net Sales Prior: $8.05 to $8.35 9% to 13% YoY Adjusted Diluted EPS* $600M to $620M 8% to 12% YoY Adjusted EBITDA* $375M to $395M 9% to 14% YoY Adjusted Free Cash Flow* Expect Mineral Fiber volume flat to up 1% on slightly improving market conditions and growth initiatives Expect Mineral Fiber AUV growth ~6% … delivering Adj. EBITDA Margin* expansion WAVE equity earnings expected to grow mid-single digits Organic AS high-single-digit top line growth … Adj. EBITDA Margin* of 19-20% Guidance includes recent acquisition of Eventscape … adds incremental Sales and Adj. EBITDA* growth to Architectural Specialties *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. 1. As issued on April 28, 2026. 2. Additional assumptions available in the appendix of this presentation. $8.15 to $8.45 10% to 14% YoY

Appendix

Full Year 2026 Assumptions1 Segment Net Sales Adjusted EBITDA Margin Mineral Fiber 6% to 7% growth ~44% (prior: > 43.5%) Architectural Specialties Mid-teens % growth ~19% (prior: > 19%) Consolidated Metrics Full Year 2026 Capital expenditures $100M to $110M Depreciation and amortization $119M to $124M Interest expense $27M to $29M (prior: $25M to $28M) Book / cash tax rate ~25% / ~22% Shares outstanding ~43M (prior ~43 to 43.5M) Cash return of investment from joint venture $114M to $122M Shipping Days vs Prior Year 2025 2026 Q1 (1) - Q2 - - Q3 - - Q4 - - Full Year (1) - 32 *Non-GAAP measure. 1. As issued on April 28, 2026.

2021 – 2025 Adjusted EBITDA Reconciliation For the Twelve Months Ended December 31, 2021 2022 2023 2024 2025 Net Sales $1,107 $1,233 $1,295 $1,446 $1,621 Net earnings $183 $203 $224 $265 $309 Less: Net (loss) earnings from discontinued operations (2) 3 - - - Earnings from continuing operations $185 $200 $224 $265 $309 Add: Income tax expense, as reported 57 58 75 82 92 Earnings from continuing operations before tax $243 $258 $298 $347 $400 Add: Interest/other income and expense, net 17 21 25 27 31 Operating income $260 $279 $324 $374 $431 Add: RIP expense1 5 4 3 2 2 Add: Cost reduction initiatives and other - - 3 - - Add: Net environmental expenses - - - 2 - Add: Acquisition-related impacts2 10 19 11 4 2 Add/(Less): Loss (gain) on sales of fixed assets, net3 - - - 1 (1) Adjusted operating income $275 $301 $340 $383 $435 Add: Depreciation and amortization 97 84 89 103 120 Adjusted EBITDA $372 $385 $430 $486 $555 Operating income margin (Operating income % of net sales) 23.5% 22.6% 25.0% 25.9% 26.6% Adjusted EBITDA margin (Adj. EBITDA % of net sales) 33.6% 31.2% 33.2% 33.6% 34.3% RIP expense represents only the plan service cost that is recorded within Operating income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of inventory, contingent third-party professional fees, changes in fair value of contingent consideration, deferred compensation and restricted stock expenses. In 2025, we recorded a gain on sale of a parcel of land at a Mineral Fiber plant. In 2024, we recorded a loss on sale of an undeveloped parcel of land adjacent to our corporate headquarters, which was partially offset by a gain on sale of our idled Mineral Fiber plant in St. Helens, Oregon.

2021 – 2025 Adjusted Diluted Earnings per Share Reconciliation For the Twelve Months Ended December 31, For the Twelve Months Ended December 31, 2021 2022 2023 2024 2025 Earnings from continuing operations $185 $200 $224 $265 $309 Add: Income tax expense, as reported 57 58 75 82 92 Earnings from continuing operations before income taxes $243 $258 $298 $347 $400 (Less)/Add: RIP (credit) cost1 - (1) (1) (1) 1 Add: Net environmental expenses - - - 2 - Add: Cost reduction initiatives and other - - 3 - - Add: Acquisition-related impacts2 10 19 11 4 2 Add: Acquisition-related amortization3 21 8 6 11 16 Add/(Less): Loss (gain) on sales of fixed assets, net4 - - - 1 (1) Adjusted earnings from continuing operations before income taxes $274 $283 $318 $364 $419 (Less): Adjusted income tax expense5 (65) (63) (79) (86) (96) Adjusted earnings from continuing operations $209 $220 $238 $277 $323 Diluted Shares Outstanding 47.9 46.4 44.8 44.0 43.6 Tax Rate6 24% 22% 25% 24% 23% Diluted earnings (loss) per share from continuing operations $3.86 $4.30 $4.99 $6.02 $7.08 Adjusted Diluted Earnings per share from continuing operations $4.36 $4.74 $5.32 $6.31 $7.41 RIP (credit) cost represents the entire actuarial net periodic pension (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of inventory, contingent third-party professional fees, changes in fair value of contingent consideration, deferred compensation and restricted stock expenses. Represents acquisition-related intangible amortization, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. In 2025, we recorded a gain on sale of a parcel of land at a Mineral Fiber plant. In 2024, we recorded a loss on sale of an undeveloped parcel of land adjacent to our corporate headquarters, which was partially offset by a gain on sale of our idled Mineral Fiber plant in St. Helens, Oregon. Adjusted income tax expense is calculated using the tax rate multiplied by the adjusted earnings from continuing operations before income taxes. All years presented reflect the effective tax rate as reported.

2021 – 2025 Adjusted Free Cash Flow Reconciliation . Year Ended December 31, For the Three Months Ended March 31: 2021 2022 2023 2024 2025 Net cash provided by operating activities $187 $182 $234 $267 $356 Net cash (used for) provided by investing activities ($14) $28 ($10) ($79) ($4) Net cash provided by operating and investing activities $173 $211 $223 $188 $352 Add: Acquisitions, net 1 3 27 129 15 Add: Payments related to the sale of international, net1 12 - - - - (Less)/Add: Net environmental (recoveries) expenses (1) 1 1 - - Add: Arktura deferred compensation2 5 5 8 6 1 Add: Contingent consideration in excess of acquisition-date fair value2 - 2 5 - - (Less): Proceeds from sales of facilities3 - - - (24) (1) (Less): Non-recurring cash tax benefit due to 2025 federal tax reform4 (20) Adjusted Free Cash Flow $190 $221 $263 $298 $346 Net cash provided by operating & investing activities as a % of net sales 15.7% 17.1% 17.2% 13.0% 21.7% Adjusted Free Cash Flow as a % of net sales 17.2% 17.9% 20.3% 20.6% 21.3% Net cash provided by operating & investing activities as a % of operating income 67% 76% 69% 50% 82% Adjusted Free Cash Flow as a % of Adjusted EBITDA 51% 57% 61% 61% 62% 1. Includes related income tax payments. 2. Deferred compensation and contingent consideration payments related to acquisitions that were recorded as components of net cash provided by operating activities. 3. Proceeds related to the 2025 sale of a parcel of land at a Mineral Fiber plant and the 2024 sales of Architectural Specialties design center, our idled Mineral Fiber plant in St. Helens, Oregon and undeveloped land adjacent to our corporate headquarters. 4. Represents the cash tax benefit from retroactive application of domestic research and development expense deductions for prior years, realized in 2025 as a one-time reduction in cash taxes paid resulting from 2025 federal tax reform.

2025 Segment Adjusted EBITDA Reconciliation RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of inventory, contingent third-party professional fees and changes in fair value of contingent consideration. In 2025, we recorded a gain on sale of a parcel of land at a Mineral Fiber plant. In 2024, we recorded a loss on sale of an undeveloped parcel of land adjacent to our corporate headquarters, which was partially offset by a gain on sale of our idled Mineral Fiber plant in St. Helens, Oregon. Year Ended December 31, 2025 MF AS UC Net sales $1,031 $590 - Operating income (loss) $362 $72 ($3) Add: RIP expense1 - - 2 Add: Acquisition-related impacts2 1 2 - (Less): Gain on sales of fixed assets, net3 (1) - - Adjusted operating income (loss) $362 $74 ($1) Add: Depreciation and amortization 87 34 - Adjusted EBITDA $448 $108 ($1) Operating income margin (Operating income % of net sales) 35.1% 12.2% NM Adjusted EBITDA margin (Adj. EBITDA % of net sales) 43.5% 18.3% NM

Full Year 2026 Low High Net earnings $339 $348 Add: Income tax expense 113 116 Earnings before income taxes $452 $464 Add: Interest expense 27 29 Add: Other non-operating (income), net (5) (4) Operating income $474 $489 Add: RIP expense1 2 2 Add: Acquisition-related impacts2 3 3 Add: Severance and cost reduction actions 3 3 Adjusted operating income $481 $496 Add: Depreciation and amortization 119 124 Adjusted EBITDA $600 $620 RIP expense represents only the plan service cost that is recorded within Operating income. We do not expect to make cash contributions to our RIP. Represents the impact of third-party professional fees and changes in fair value of contingent consideration. Contingent consideration payments related to acquisitions that were recorded as components of net cash provided by operating activities. RIP (credit) represents the entire actuarial net periodic pension (credit) recorded as a component of net earnings. We do not expect to make any cash contributions to our RIP. Represents acquisition-related intangible amortization, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Adjusted income tax expense is based on an adjusted effective tax rate of approximately 25%, multiplied by adjusted earnings before income taxes. Adjusted diluted EPS guidance for 2026 is calculated based on approximately 43 million of diluted shares outstanding. 2026 Adj. EBITDA Guidance Reconciliation 37 Full Year 2026 Low High Net earnings $339 $348 Add: Income tax expense 113 116 Earnings before income taxes $452 $464 (Less): RIP (credit)4 (1) (1) Add: Acquisition-related amortization5 14 16 Add: Acquisition-related impacts2 3 3 Add: Severance and cost reduction actions 3 3 Adjusted earnings before income taxes $470 $484 (Less): Adjusted income tax expense6 (117) (121) Adjusted net earnings $352 $363 Diluted net earnings per share $7.84 $8.11 Adjusted diluted net earnings per share7 $8.15 $8.45 2026 Adj. Diluted EPS Guidance Reconciliation Full Year 2026 Low High Net cash provided by operating activities $295 $317 Add: Return of investment from joint venture 114 122 (Less): Capital expenditures (100) (110) Add: Acquisitions, net of cash acquired 65 65 Add: Contingent consideration in excess of acquisition-date fair value3 2 2 Adjusted Free Cash Flow $375 $395 2026 Adj. Free Cash Flow Guidance Reconciliation